SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2006

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut		06260
(Address of principal executive offices)		(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.       Other Events.

On March 16, 2006, the Board of Directors of PSB Holdings, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $.06 per share for the quarter ended March 31, 2006.  The dividend will be payable to stockholders of record as of April 5, 2006 and will be paid on April 19, 2006.

Putnam Bancorp, MHC, majority stockholder of the Company and owner of 3,729,846 shares of the 6,943,125 total shares outstanding, announced its intention to waive the right to receive its portion of the dividend.

A copy of the press release dated March 17, 2006, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.       Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

Exhibit No.	Exhibit Description

99	Press release dated March 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: March 17, 2006	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Chief Financial Officer